                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of December 2003, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings") and GREENPOINT MORTGAGE FUNDING, INC., a New York corporation (the "Servicer"), having an office at 100 Wood Hollow Drive, Novato, California 94945, recites and provides as follows:

                                    RECITALS

         WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain conventional, residential, fixed rate, first lien mortgage loans (the "Mortgage Loans") from the Servicer, which Mortgage Loans were either originated or acquired by the Servicer pursuant to the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of August 1, 2003 (the "Flow Agreement"), relating to Group No. 2003-FLOW and annexed as Exhibit B hereto.

         WHEREAS, the Mortgage Loans are currently being serviced pursuant to the Flow Agreement.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated December 1, 2003 (the "Assignment and Assumption Agreement") annexed as Exhibit C hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to certain Mortgage Loans identified on Exhibit D (the "Serviced Mortgage Loans") and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Serviced Mortgage Loans pursuant to the Flow Agreement.

         WHEREAS, the Seller has conveyed the Serviced Mortgage Loans to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to JPMorgan Chase Bank, as trustee (the "Trustee"), pursuant to a trust agreement dated as of December 1, 2003 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder at any time without cause and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the Flow Agreement shall continue to apply to the Serviced Mortgage Loans and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Flow Agreement incorporated by reference herein (regardless of whether such terms are defined in the Flow Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank, National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated December 1, 2003, between U.S. Bank, National Association and the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Flow Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Flow Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full. The Servicer acknowledges, for purposes of determining its obligations with respect to the Serviced Mortgage Loans under Flow Agreement and this Agreement, that the Serviced Mortgage Loans are held by a REMIC and that a REMIC election is being made with respect to the arrangement under which the Serviced Mortgage Loans are held.

         4. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2003-40A Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the Flow Agreement to enforce the obligations of the Servicer under the Flow Agreement and the term "Purchaser" as used in the Flow Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section
10.01 of the Flow Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the Flow Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         5. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

              Aurora Loan Services Inc.
              2530 South Parker Road
              Suite 601
              Aurora, Colorado 80014
              Attention: E. Todd Whittemore, Master Servicing, SASCO 2003-40A
              Telephone: (303) 632-3422
              Telecopier: (303) 632-3123

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

              JPMorgan Chase Bank
              New York, New York
              ABA#: 021-000-021
              Account Name: Aurora Loan Services Inc., Master Servicing
                            Payment Clearing Account
              Account No.: 066-611059
              Beneficiary: Aurora Loan Services Inc.
              For further credit to: SASCO 2003-40A

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

              JPMorgan Chase Bank
              4 New York Plaza, 6th Floor
              New York, New York 10004
              Attention: Institutional Trust Services/Global Debt -
                         SASCO 2003-40A
              Telephone: (212) 623-5600
              Facsimile: (212) 623-5858

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

              Lehman Brothers Holdings Inc.
              745 Seventh Avenue, 7th Floor
              New York, New York  10019
              Attention: Contract Finance - Leslee Gelber
              Telephone: (212) 526-5861
              E-mail: lgelber@lehman.com

              With a copy to:
              Morgan, Lewis & Bockius LLP
              1701 Market Street
              Philadelphia, Pennsylvania 19103
              Attention: Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

         7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Executed as of the day and year first above written.

                                       LEHMAN BROTHERS HOLDINGS INC.
                                            as Seller



                                       By:
                                          -----------------------------------
                                          Name: Stanley P. Labanowski
                                          Title: Authorized Signatory


                                       GREENPOINT MORTGAGE FUNDING, INC.,
                                            as Servicer



                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


Acknowledged By:

AURORA LOAN SERVICES INC.,
     as Master Servicer


By:__________________________________________________
     Name: E. Todd Whittemore
     Title: Executive Vice President


JPMORGAN CHASE BANK,
     as Trustee

By:__________________________________________________
     Name: Pei Huang
     Title: Trust Officer

                                    EXHIBIT A

                       Modifications to the Flow Agreement


1. A new definition of "Best Efforts" is hereby added to Article I immediately following the definition of "Assignment of Mortgage" to read as follows:

                  "Best Efforts": Efforts determined to be reasonably diligent by the Seller in its sole discretion. Such efforts do not require the Seller to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Seller to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

2. The definition of "Determination Date" in Article I is hereby amended in its entirety to read as follows:

                  "Determination Date": The fifteenth (15th) day of the calendar month of the related Remittance Date (or if such day is not a Business Day, the Business Day immediately preceding such day).

3. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

                  "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                        (i) direct obligations of, and obligations fully
                  guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                        (ii) federal funds, or demand and time deposits in,
                  certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                        (iii) repurchase agreements collateralized by Direct
                  Obligations or securities guaranteed by GNMA, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                        (iv) securities bearing interest or sold at a discount
                  issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

                        (v) commercial paper (including both
                  non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                        (vi) a Qualified GIC;

                        (vii) certificates or receipts representing direct
                  ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                        (viii) any other demand, money market, common trust fund
                  or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

4. A new definition of "Ginnie Mae" is hereby added to Article I immediately following the definition of "Freddie Mac" to read as follows:

                  "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.

5. The definition of "Monthly Advance" in Article I is hereby amended in its entirety to read as follows:

                  "Monthly Advance": With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Seller, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Seller determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Seller forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Seller which may support such determinations.

6. The definition of "Mortgage Loan" in Article I is hereby amended in its entirety to read as follows:

                  "Mortgage Loan": An individual servicing retained Mortgage Loan which has been purchased from the Seller by Lehman Brothers Bank, FSB and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

7. The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

                  "Mortgage Loan Schedule": The schedule of Mortgage Loans attached as Exhibit D to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Seller by Lehman Brothers Bank, FSB pursuant to the Purchase Agreement.

8. The definition of "Prepayment Interest Shortfall Amount" in Article I is hereby amended in its entirety to read as follows:

                  "Prepayment Interest Shortfall Amount": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net the related Servicing Fee for Principal Prepayments in full) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

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9.   A new definition of "Prepayment Period" is hereby added to Article I immediately following the definition of "Prepayment Interest Shortfall" to read as follows:

                  "Prepayment Period": The second day of the month preceding the month in which the Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

10. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

                  "Qualified Depository": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or
                  (iii) Lehman Brothers Bank, FSB, a federal savings bank.

11. A new definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

                  "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                           (a) be an obligation of an insurance company or other
                  corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                           (b) provide that the Seller may exercise all of the
                  rights under such contract or surety bond without the necessity of taking any action by any other Person;

                           (c) provide that if at any time the then current
                  credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Seller, the Seller shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                           (d) provide that the Seller's interest therein shall
                  be transferable to any successor Seller or the Master Servicer hereunder; and

                           (e) provide that the funds reinvested thereunder and
                  accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

12. The definition of "Servicing Fee" in Article I is hereby amended in its entirety to read as follows:

                  "Servicing Fee": An amount equal to one-twelfth the product of
                  (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds) of such Monthly Payment collected by the Seller or as otherwise provided under this Agreement.

13. The Definition of "Servicing Fee Rate" in Article I is hereby restated in its entirety as follows:

                  "Servicing Fee Rate":  0.25% per annum.

14. Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the Custodial Agreement.

15.  Article III (Purchase Price) shall be inapplicable to this Agreement.

16. Four new paragraphs are hereby added at the end of Section 4.03 (Remedies for Breach of Representations and Warranties) to read as follows:

                           It is understood and agreed that the representations
                  and warranties set forth in Section 4.01 (a) through (h) and
                  (k) through (o) are hereby restated as of the Closing Date and shall survive the engagement of the Seller to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Seller and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Seller, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Seller to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                           Within 60 days of the earlier of either discovery by
                  or notice to the Seller of any breach of a representation or warranty set forth in Section 4.01 which materially and adversely affects the ability of the Seller to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Master Servicer's option, assign the Seller's rights and obligations under this Agreement (or respecting the affected Loans) to a successor servicer selected by the Master Servicer. Such assignment shall be made in accordance with
                  Section 12.01.

                           In addition, the Seller shall indemnify (from its own
                  funds) the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this
                  Section 4.03 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                           Any cause of action against the Seller relating to or
                  arising out of the breach of any representations and warranties made in Section 4.01 shall accrue upon (i) discovery of such breach by the Seller or notice thereof by the Trustee or Master Servicer to the Seller, (ii) failure by the Seller to cure such breach within the applicable cure period, and (iii) demand upon the Seller by the Trustee or the Master Servicer for compliance with this Agreement.

17.  Section 5.01 (Seller to Act as Servicer) is hereby amended as follows:

                  (i) by deleting the first sentence of the second paragraph of such section and replacing it with the following:

                           Consistent with the terms of this Agreement, the
                  Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Seller, imminent, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

                  (ii) by adding the following to the end of the second paragraph of such section:

                           Promptly after the execution of any assumption,
                  modification, consolidation or extension of any Mortgage Loan, the Seller shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in the Flow Agreement, the Seller shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or
                  Section 860G(d) of the Code.

18. Section 5.04 (Establishment of and Deposits to Custodial Account) is hereby amended by:

                  (i) replacing the words "Lehman Brothers Bank, purchaser of Conventional Residential Adjustable and Fixed Rate Mortgage Loans, Group No. 2003-FLOW" with the words "the SASCO 2003-40A Trust Fund";

                  (ii) by deleting the word "and" at the end of clause (xii), by replacing the period at the end clause (xiii) with a semicolon, and by adding the following new clause (xiv), to read as follows:

                       (xiv) all Monthly Advances made by the Seller.

19. Section 5.05 (Permitted Withdrawals From Custodial Account) is hereby amended by deleting the word "and" at the end of clause (vii), by replacing the period at the end of clause (viii) with a semicolon and by adding the following new clause (ix), to read as follows:

                           (ix) to reimburse itself for Monthly Advances of the
                  Seller's funds, the Seller's right to reimburse itself pursuant to this clause (viii) with respect to any Mortgage Loan being limited to amounts received on or in respect of the related Mortgage Loan which represent late recoveries of payments of principal or interest with respect to which a Monthly Advance was made, it being understood that, in the case of any such reimbursement, the Seller's right thereto shall be prior to the rights of the Trust Fund.

20. Section 5.06 (Establishment of and Deposits to Escrow Account) is hereby amended by replacing the words "Lehman Brothers Bank, FSB, purchaser of Conventional Residential Adjustable and Fixed, Group No. 2003-FLOW, and various Mortgagors" with "the SASCO 2003-40A Trust Fund."

21. Section 5.17 (Title, Management and Disposition of REO Property) is hereby amended by:

                  (i) amending in its entirety the third paragraph of such section as follows:

                           The Seller shall use its Best Efforts to dispose of
                  the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Seller determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property,
                  (i) the Seller shall report monthly to the Master Servicer as to the progress being made in selling such REO Property and
                  (ii) if, with the written consent of the Trustee, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Seller as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Seller and Trustee shall be entered into with respect to such purchase money mortgage. Notwithstanding anything herein to the contrary, the Seller shall not be required to provide financing for the sale of any REO Property.

                  (ii) amending in its entirety the fourth paragraph of such Section as follows:

                           Notwithstanding anything to the contrary contained in
                  this Section 5.17, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Seller has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Seller. Upon completion of the inspection, the Seller shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Seller shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Seller shall not, without the prior approval of the Master Servicer, proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In such instance, the Master Servicer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless the Master Servicer notifies the Seller in writing, within two (2) Business Days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Seller, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure. The Seller shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

                  (iii) amending in its entirety the fifth paragraph of such Section as follows:

                           Prior to acceptance by the Seller of an offer to sell
                  any REO Property, the Seller shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Seller in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Seller shall not proceed with such sale.

22. Section 6.01 (Remittances) is hereby amended and restated in its entirety to read as follows:

                           On each Remittance Date the Seller shall remit by
                  wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Sections 5.04 and 5.05), plus
                  (b) all Monthly Advances, if any, which the Seller is obligated to make pursuant to this Agreement, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with
                  Section 5.04(xii), and minus (d) any amounts attributable to scheduled monthly payments on the Mortgage Loans collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such monthly payment.

                           With respect to any remittance received by the Master
                  Servicer after the Business Day on which such payment was due, the Seller shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

                           All remittances required to be made to the Master
                  Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                           JPMorgan Chase Bank
                           New York, New York
                           ABA#:  021-000-021
                           Account Name: Aurora Loan Services Inc.,
                           Master Servicing Payment Clearing Account
                           Account Number:  066-611059
                           Beneficiary: Aurora Loan Services, Inc.
                           For further credit to: SASCO 2003-40A

23.  Section 6.02 (Statements to Purchaser) is hereby amended as follows:

                  (i) by replacing the first paragraph of such Section in its entirety by the following two (2) paragraphs:

                           Not later than the fifth Business Day of each month,
                  the Seller shall furnish to the Master Servicer (a) a monthly remittance advice in the format set forth in Exhibit E-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit E-2 hereto (or in such other format mutually agreed between the Seller and the Master Servicer) as to the accompanying remittance and the period ending on the last day of the preceding Determination Date and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

                  (ii) by replacing the last paragraph of such Section 3.02 in its entirety with the following paragraph:

                           Beginning with calendar year 2004, the Seller shall
                  prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2003 and the portion of subsequent tax years for which the Seller has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

24. Section 6.04 (Monthly Advances by Seller) is hereby amended and replaced in its entirety by the following paragraph:

                   Section 6.04     Monthly Advances by Seller.

                           On the Business Day immediately preceding each
                  Remittance Date, the Seller shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 5.01. The Seller's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan unless the Seller deems such Monthly Advances to be unrecoverable, as evidenced by an Officer's Certificate of the Seller delivered to the Master Servicer.

                           Any amounts held for future distribution and so used
                  to make Monthly Advances shall be replaced by the Seller by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Trust Fund required to be made on such Remittance Date.

25. Section 7.04 (Annual Audit Report) is hereby amended by replacing the words "the Purchaser" in the fourth line with the words "Lehman Brothers Holdings Inc. and the Master Servicer."

26. Section 7.05 (Annual Officer's Certificate) is hereby amended by replacing the words "the Purchaser" in the second line with the words "Lehman Brothers Holdings Inc. and the Master Servicer."

27. A new Section 7.07 (SEC Certificate) is hereby added to this Agreement to read as follows:

     Section 7.07 SEC Certificate.

                           By February 28th of each year, or at any other time
                  upon thirty (30) days written request, an officer of the Seller shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Seller or any officer to whom that officer reports, to the Master Servicer and Depositor for the benefit of such the Master Servicer and their respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Seller of that fact, and (ii) the Seller shall not be required to provide the Officer's Certificate described in this subsection
                  (a).

28. Sections 9.02 (Limitation on Liability of Seller and Others) is replaced by the following:

                           The Seller shall indemnify the Trust Fund, the
                  Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Seller to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Seller immediately shall notify Lehman Brothers Holdings Inc., the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Seller shall follow any written instructions received from the Trustee in connection with such claim. The Trustee, from the assets of the Trust Fund, promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Seller to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                           The Trust Fund shall indemnify the Seller and hold it
                  harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Seller may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                           In the event a dispute arises between an indemnified
                  party and the Seller with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

29. The first paragraph of Section 9.03 (Limitation on Resignation and Assignment by Seller) is hereby amended in its entirety to read as follows:

                           The Seller shall neither assign this Agreement or the
                  servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Seller shall be fully liable for such tasks as if the Seller performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties; provided, however, that the Seller may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Seller, and the Seller guarantees the performance of such entity hereunder. In the event of such assignment by the Seller, the Seller shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Seller's obligations under the Agreement.

30.  Section 10.01 (Events of Default) is hereby amended as follows:

     (a) Amending Subsection 10.01(g) in its entirety to read as follows: "the Servicer at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Servicer under this Agreement and replaced the Servicer with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or".

     (b) Replacing the last paragraph thereof with the following:

                           Upon receipt by the Seller of such written notice,
                  all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Lehman Brothers Holdings Inc. and the Master Servicer. Upon written request from the Seller, the Seller shall prepare, execute and deliver to the successor entity designated by the Seller any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Seller's sole expense. The Seller shall cooperate with Lehman Brothers Holdings Inc. and the Master Servicer and such successor in effecting the termination of the Seller's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

31. The parties hereto acknowledge that the word "Purchaser" in Section 10.02 (Waiver of Defaults) shall refer to the "Master Servicer with the prior consent of the Trustee."

32.  Section 11.02 (Termination Without Cause) is hereby amended as follows:

     (a) Adding the following paragraph after the first paragraph in such section:

                           In connection with any such termination referred to
                  in clause (ii) or (iii) above, Lehman Brothers Holdings Inc. will be responsible for reimbursing the Seller for all unreimbursed out-of-pocket Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

33. Section 12.01 (Successor to Seller) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Seller's
                  responsibilities and duties under this Agreement pursuant to Sections 8.05, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement and (iii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller under this Agreement with the termination of the Seller's responsibilities, duties and liabilities under this Agreement. Any successor to the Seller that is not at that time a Seller of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Holdings Inc., the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Holdings Inc., as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Seller under this Agreement. In the event that the Seller's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Seller pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section
                  12.01 and shall in no event relieve the Seller of the representations and warranties made pursuant to Sections 4.01 or 4.02 shall be applicable to the Seller notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Seller shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Seller shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Seller's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Seller, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Seller and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Seller under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Seller or termination of this Agreement pursuant to Sections 8.05, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Seller arising out of the Seller's actions or failure to act prior to any such termination or resignation.

                           The Seller shall deliver within three (3) Business
                  Days to the successor Seller the funds in the Custodial Account and Escrow Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Seller shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller.

                           Upon a successor's acceptance of appointment as such,
                  the Seller shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Seller or resignation of the Seller or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Seller hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning servicer from its own funds without reimbursement.

34. A new Section 12.20 (Intended Third Party Beneficiaries) is hereby added to read as follows:

                  Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Seller shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Seller shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                    EXHIBIT B

                                 Flow Agreement


                                See Exhibit 99.7

                                    EXHIBIT C

                       Assignment and Assumption Agreement



                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                         Serviced Mortgage Loan Schedule



                             [INTENTIONALLY OMITTED]

                                   EXHIBIT E-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME                 DESCRIPTION                                                    FORMAT
----------                 -----------                                                    ------
INVNUM                     INVESTOR LOAN NUMBER                                           Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                 Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                    Number two decimals
                           BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED             Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                    Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                    DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                    Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                    DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE           Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                         Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE       Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                   Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                 Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED               Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                           Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT              DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                         Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                    DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                        Number seven decimals
                                                                                          Example .0700000 for 7.00%
                                                                                          Example .0025000 for .25%
SFRATE                     SERVICE FEE RATE, REQUIRED                                     Number seven decimals
                                                                                          Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                       Number seven decimals
                                                                                          Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                         Number two decimals
                           .00 IF PAIDOFF


                                     E-1-1

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME                                                    DESCRIPTION
----------                                                    -----------
% of MI Coverage                                              % of MI Coverage
Actual MI Claim Filed Date                                    The date the Claim to the MI Company was filed
Actual Bankruptcy Start Date (filing date)                    Actual Bankruptcy Start Date (filing date)
Actual Claim Amount Filed                                     The amount claimed to the MI company on the MI
                                                              claim

Actual Discharge Date                                         Date Bankruptcy was Discharged
Actual Due Date                                               Next Payment Due Date
Actual Eviction Complete Date                                 Actual Eviction Complete Date
Actual Eviction Start Date                                    Actual Eviction Start Date
Actual First Legal Date                                       Actual First Legal Date
Actual Notice of Intent Date (breach letter date)             Actual Notice of Intent Date (breach letter date)
Actual Payment Plan End Date                                  The date the Last Pre-petition payment is due from
                                                              the Trustee in a chapter 13 BK
Actual Payment Plan Start Date                                The date the First Pre-petition payment is due from
                                                              the Trustee in a chapter 13 BK
Actual Redemption End Date                                    Actual Redemption End Date
Actual REO Start Date                                         The date the account was received by the REO
                                                              Deaprtment
Appraisal, BPO Costs                                          Total expenses incurred for the purpose of BPO's
                                                              or Appraisals.
Bankruptcy Chapter                                            Bankruptcy Chapter 7,11,13
BK Atty Fees & Costs                                          BK Atty Fees & Costs
BK Flag (Man Code)                                            A code that identifies the account as an active
                                                              Bankruptcy.
Bnk Case # (7 digit only)                                     Bnk Case # (7 digit only)
City                                                          City
Claim Amount Paid                                             MI Claim Amount
Claim Funds Received Date                                     The date the MI Claim funds were received from
                                                              the MI Company
Confirmation Hearing Date                                     Confirmation Hearing Date
Current Interest Rate                                         Current Interest Rate
Current Loan Amount                                           Unpaid Principal Balance
Current P&I Payment Amount                                    Current P&I Payment Amount
Date Bid Instructions Sent                                    Date Bid Instructions Sent to Attorney
Date Filed Relief/Dismissal                                   The date the motion for Relief or Dismissal was
                                                              filed with the BK Court
Date Loan Reinstated                                          Date Loan Reinstated
Date POC Filed                                                Date proof of claim filed
Date Relief/Dismissal Granted                                 The date the BK court granted the motion for
                                                              Relief or Dismissal
Date REO Offer Accepted                                       Date REO Offer Accepted
Date REO Offer Received                                       Date REO Offer Received
Deal Identifier by Loan                                       Security Name/Cross reference Investor ID
                                                              (Servicer to Cross reference)

                                      E-2-1

Delinquency Status (Man Code)                                 30, 60, 90, BK, FC, REO, Claims or a code that can
                                                              be decoded to determine the current status of the
                                                              account.
Loss Mit Denial Date                                          Loss Mit Denial Date
Eviction Atty Fees & Costs                                    Eviction Atty Fees & Costs
F/B 1st Due (if applicable)                                   F/B 1st Due (if applicable)
F/B Last Due (if applicable)                                  F/B Last Due (if applicable)
FC Atty Fees & Costs                                          FC Atty Fees & Costs
FC Flag                                                       A code that identifies the account as an active
                                                              Foreclosure.
FC Start Date (referral date)                                 FC Start Date (referral date)
FC Suspended Date                                             FC Suspended Date
FC Valuation Amount                                           The value of the property as determined for the
                                                              purpose of foreclosure.
FC Valuation Date                                             The date the property value was determined for the
                                                              purpose of foreclosure.
FC Valuation Source                                           The type of valuation that was used to determine
                                                              the Fc Valuation amount.
FHA 27011A Transmitted Date                                   FHA 27011A Transmitted Date
FHA 27011B Transmitted Date                                   FHA 27011B Transmitted Date
FHA Case #                                                    FHA Case #
FHA Part A Funds Received Date                                FHA Part A Funds Received Date
First Payment Date                                            First Payment Date
Foreclosure Actual Sale Date                                  Date F/C Sale Held
VA Gaurantee %                                                VA Gaurantee %
Interest Advances                                             Interest Advances
Investor Loan Number                                          Investor Loan Number
INVESTOR/SECURITY BILLING SENT DATE                           Date claim submitted to investor
Liquidation Status                                            Type of PIF, S/S, 3rd Party etc.
VA Loan Gaurantee Certificate Number                          VA Loan Gaurantee Certificate Number
Loan Number                                                   Servicer Loan Number

Loan Term                                                     Loan Term
Loan Type                                                     Loan Type
Loss Mit Approval Date                                        Loss Mit Approval Date
Loss Mit Flag (Man Code)                                      A code that identifies the account as an active Loss
                                                              Mit account.
Loss Mit Removal Date                                         The date the Loss Mit Department determined that
                                                              Loss Mit Options were no longer a viable option.
Loss Mit Start Date                                           Loss Mit Set-up Date
Loss Mit Type                                                 S/S, Forbearance, Repay, Mod,etc.
Loss Mit Workstation Status                                   Completed, Removed, Active
MI Certificate Number                                         MI Certificate Number
MI Cost                                                       Price percentage, lender paid only
MI Coverage Y/N                                               MI Coverage Y/N

Monthly MIP Cost                                              The monthly fee paid to HUD to maintain coverage
                                                              on the account.
Next Payment Adjustment Date                                  Next Payment Adjustment Date
Next Rate Adjustment Date                                     Next Rate Adjustment Date

                                      E-2-2

Occupancy Status                                              Occupancy Status
Occupancy Status Date                                         The date the occupancy status reported was
                                                              determined.
Original Loan Amount                                          Original Loan Amount
Original Value Amount                                         The value of the property as determined at the
                                                              origination of the account.
Origination Date                                              The date the closing occurred to originate the loan.

ORIGINATION VALUE DATE                                        The date the original Value Amount was
                                                              determined.
ORIGINATION VALUE SOURCE                                      The type of valuation that was used to determine
                                                              the Original Value amount.
Other Advance Expenses                                        Total Advances minus all other/detail and total
                                                              Ownership Code
Paid in Full Date                                             Date loan liquidated from system UPB removed
                                                              Paid Off Code
Part B Funds Received Date                                    FHA/VA Only
Partial Prepayment Amount Collected
Post Petition Due Date
Prepayment Expiration Date                                    Term
Prepayment Flag
Prepayment Premium Collected
Prepayment Waived
Product Type
Property Condition
PROPERTY PRESERVATION FEES
Property Type
Realized Gain or Loss
Reason for Default
Reason Suspended
Relief/Dismissal Hearing Date
REO  Repaired Value
REO Value(As-is)
REO Actual Closing Date
REO Flag (Man Code)
REO List Date
REO List Price
REO Net Sales proceeds
REO Sales Price
REO Scheduled Close Date
REO Value Date
REO VALUE SOURCE
Repay First Due Date
Repay Last Due Date
Repay Next Due Date
Repay Plan Broken Date
Repay Plan Created Date
SBO LOAN NUMBER
Scheduled Balance
Scheduled Due Date
Servicing Fee
State
Street Address
T&I Advances
Title Approval Letter Received Date
Title Package to HUD Date
Title Package to VA Date
VA Claim Funds Received Date
VA Claim Submitted Date
VA FIRST FUNDS RECEIVED AMOUNT
VA FIRST FUNDS RECEIVED DATE
VA NOE Submitted Date
ZIP CODE
FNMA ACTION CODE
FNMA DELINQUENCY REASON CODE


                                     E-2-3

                                    EXHIBIT F

                                SEC CERTIFICATION
                                                                          [Date]


Structured Asset Securities Corporation
745 7th Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services, Inc.
2530 South Parker Road, Suite 601T
Aurora, Colorado 80014

Re: Structured Asset Securities Corporation, Mortgage Pass-Through Certificates,
    Series 2003-40A
    ----------------------------------------------------------------------------


Reference is made to the Reconstituted Servicing Agreement dated as of December 1, 2003 (the "Agreement"), by and among Lehman Brothers Holdings Inc. (the "LBH") and GreenPoint Mortgage Funding, Inc. (the "Servicer") and acknowledged by Aurora Loan Services, Inc. (the "Master Servicer") and JPMorgan Chase Bank, as Trustee (the "Trustee"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Master Servicer and Structured Asset Securities Corporation (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the "Servicing Information").

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4. I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under this Agreement.

                                           GREENPOINT MORTGAGE FUNDING, INC.

                                           Name:    ____________________________
                                           Title:   ____________________________
                                           Date:    ____________________________


                                      F-1